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                                                                  April 30, 1998


Irwin B. Robins, Esq.
Volt Information Sciences, Inc.
1221 Avenue of the Americas
New York, NY 10020

RE:        Employment Agreement Dated as of May 1, 1987 (the "Agreement")
           --------------------------------------------------------------

Dear Mr. Robins:

This will confirm our understanding that, subject to the approval of the Board of Directors of Volt Information Sciences, Inc., the Agreement is hereby amended as follows:

         1. Paragraph 1(a) is hereby amended so that the Employment Term shall end on April 30, 2000.

Please confirm your agreement to the foregoing by signing a copy of this letter and returning it to me.



                                             Very truly yours,


                                         BY: /s/   WILLIAM SHAW
                                            ------------------------------------
                                            William Shaw
                                            Chairman of the Board and President

Agreed to and accepted:


BY:/s/   IRWIN B. ROBINS
  ------------------------------------
Irwin B. Robins


                                  Exhibit 10.01